UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   October 16, 2001
                                                      ------------------

                          Atchison Casting Corporation
                        ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)


400 South Fourth Street, Atchison, Kansas                 66002
(Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code    (913) 367-2121



                                 Not applicable
        (Former name or former address, if changed since last report)

Item 5.    Other Events.

Atchison Casting Corporation announced the extension of the date on which the lenders unders its Credit Agreement and Note Purchase Agreement will forbear from enforcing their rights with respect to certain existing defaults through November 2, 2001.

Item 7.    Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith:

     4 Letter agreement dated October 12, 2001 modifying the Eleventh Amendment to the Credit Agreement.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: October 16, 2001



                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer




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